UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           July 8, 2008 (July 1, 2008)
                Date of Report (Date of earliest event reported)

                            TOTAL LUXURY GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                    000-28497                  35-1504940
(State or other jurisdiction    (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)

                     8411 West Oakland Park Blvd., Suite 301
                                Sunrise, FL 33351
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 954.379.7751


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

         On July 1, 2008, Total Luxury Group, Inc. ("we," "us," "our," or the "Company") entered into a Mutual Rescission and Release Agreement (the "Rescission Agreement") with Accelerant Partners LLC ("Accelerant') and the other signatories thereto, pursuant to which that certain Common Stock Purchase Agreement we entered into on March 7, 2008 (the "March Purchase Agreement") was mutually rescinded, and the transactions and agreements entered into or made by us and the other parties in connection therewith were unconditionally rescinded ab initio. We had purchased 38,000,000 shares of common stock of Petals Decorative Accents, Inc. ("Petals") pursuant to the March Purchase Agreement from Accelerant in exchange for (i) nineteen million dollars ($19,000,000), for which Accelerant accepted a promissory note of even value (the "Note"), eighty-five million (85,000,000) shares of our common stock, $0.001 par value per share, and (iii) a warrant to purchase 100,000,000 shares of our common stock.

         We agreed to enter into the Rescission Agreement because certain premises and conditions and other terms and conditions of the March Purchase Agreement have not or cannot be met, or differed materially from representations made at the time of the March Purchase Agreement, including with respect to the participation of co-investors in the transactions, the Company becoming a reporting company under the federal securities laws, and the Company being re-listed for quotation on the Over-the-Counter Bulletin Board by June 1, 2008

         Pursuant to the Rescission Agreement, the parties also provided mutual releases to each other with respect to any claims related to the March Purchase Agreement. As consideration for these releases, Accelerant is entitled to a cash warrant to purchase 20,000,000 shares of the Company's common stock, for five years from the date of the Rescission Agreement, at an exercise price of $0.015 per share. Accelerant has committed that, provided at least $500,000 of capital from additional sources has been raised prior to September 30, 2008, that it or its designee will exercise the warrant to purchase 5,000,000 shares of common stock, and if an additional $400,000 has been raised by December 31, 2008, that it or its designee will exercise the warrant to purchase an additional 5,000,000 shares of common stock. The warrants and shares of common stock will be held in escrow. In addition, in consideration for its or its affiliates' investment of $655,000 in the Company, Accelerant shall be entitled to keep $2.5 million of its Note (the "Amended Note").

         The foregoing summary of the terms of the Rescission Agreement is qualified in its entirety by reference to the definitive agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

         On July 1, 2008, pursuant to the Rescission Agreement, the March Purchase Agreement was mutually rescinded and all the transactions and agreements entered into or made by us and the other parties in connection therewith were unconditionally rescinded ab initio. In addition, the other transaction documents we had entered into in connection with the March Purchase Agreement, including but not limited to a Security Agreement and a Pledge Agreement in order to further secure our obligations pursuant to the Note and the March Purchase Agreement, were rescinded.

          The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 1.02.

Item 3.02. Unregistered Sales of Equity Securities.

         In connection with the Rescission Agreement, we issued the Amended Note to Accelerant. The holder of the Amended Note, may, upon the terms and subject to the conditions set forth in the Notes, convert the Notes into shares of our common stock.

         The offering of the Amended Note was not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions from the registration requirements of the Securities Act set forth in



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Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder.  In this regard, we relied on the respective representations of the holders thereto in the March Purchase Agreement and the Rescission Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         As a consequence of this rescission, Don Jones will step down as our CEO of TLG, but will remain as the Chairman of our Board of Directors. Janon Costley will be replacing Mr. Jones as CEO of the Company.

         Janon Costley, former Director and President of International Apparel Group, Inc. ("IAG"), was appointed to the Company's Board of Directors after the Company's merger with IAG in May 2006. Between 1995 and 2003 Mr. Costley served in a number positions, including Vice President of 21st Century Expo Group, Inc, of one of the nation's leading minority-owned trade show companies. From 2003 to 2006, Mr. Costley was a co-founder of a t-shirt manufacturer and distributor, which eventually merged into Original Gear, Inc., now a wholly-owned subsidiary of IAG. Mr. Costley also previously served as interim CEO and interim Chairman of the Board of the Company from time to time during the last two years.

         Mr. Costley has a degree in marketing and business adminstration from North Carolina A & T.

Item 9.01 Financial Statements and Exhibits.

(a)     Not applicable.
(b)     Not applicable.
(c)     Not applicable.
(d)     Exhibits


       Exhibit No.          Description

       10.1 Mutual Rescission and Release Agreement, made as of July 1, 2008, by and among Total Luxury Group, Inc., Accelerant Partners LLC and each of the other signatories thereto.










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 8, 2008                               TOTAL LUXURY GROUP, INC.

                                             By:  /s/ Janon Costley
                                                  -----------------
                                                  Name:  Janon Costley
                                                  Title: Chief Executive Officer



















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                                  EXHIBIT INDEX


       Exhibit No.          Description
       10.1                 Mutual Rescission and Release Agreement,  made as of
                            July 1, 2008, by and among Total Luxury Group, Inc.,
                            Accelerant Partners LLC and each of the other signatories thereto.
































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